UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 14, 2005
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2

Item 1.01 Entry into a Material Definitive Agreement
     On October 14, 2005, International Lease Finance Corporation (the “Company”) entered into a $2,000,000,000 364-Day Revolving Credit Agreement, among the Company, the Banks named therein and Citicorp USA, Inc., as Administrative Agent (the “364-Day Credit Agreement”) and a $2,000,000,000 Five-Year Revolving Credit Agreement, among the Company, the Banks named therein and Citicorp USA, Inc., as Administrative Agent (the “Five-Year Credit Agreement” and together with the 364-Day Credit Agreement, the “Credit Agreements”). Copies of the 364-Day Credit Agreement and the Five-Year Credit Agreement are included in this Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
     The 364-Day Credit Agreement provides that the Company may borrow up to $2,000,000,000 on a 364-day revolving basis for general corporate purposes, which may be in the form of committed borrowings or competitive bid borrowings. Interest on any borrowed amounts will be based on, in the case of competitive bid loans, the offering bank’s specified rate or LIBOR plus or minus the margin set forth by the offering bank, or in the case of committed loans, either Base Rate or LIBOR plus an applicable margin determined by a ratings based pricing grid.
     The Five-Year Credit Agreement provides that the Company may borrow up to $2,000,000,000 on a five-year revolving basis for general corporate purposes, which may be in the form of committed borrowings or competitive bid borrowings. Interest on any borrowed amounts will be based on, in the case of competitive bid loans, the offering bank’s specified rate or LIBOR plus or minus the margin set forth by the offering bank, or in the case of committed loans, either Base Rate or LIBOR plus an applicable margin determined by a ratings based pricing grid.
     Each of the Credit Agreements also contains, among others, financial covenants providing for limitations on indebtedness, restricted payments, liens and sale of assets, a fixed charge coverage ratio and minimum consolidated tangible net worth.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description
10.1	$2,000,000,000 364-Day Revolving Credit Agreement dated as of October 14, 2005, among International Lease Finance Corporation, the Banks named therein and Citicorp USA, Inc., as Administrative Agent.

10.2	$2,000,000,000 Five-Year Revolving Credit Agreement dated as of October 14, 2005, among International Lease Finance Corporation, the Banks named therein and Citicorp USA, Inc., as Administrative Agent.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund

By:	Alan H. Lund
Vice Chairman and
Chief Financial Officer
DATED: October 18, 2005

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EXHIBIT INDEX

Exhibit No.	Description
10.1	$2,000,000,000 364-Day Revolving Credit Agreement dated as of October 14, 2005, among International Lease Finance Corporation, the Banks named therein and Citicorp USA, Inc., as Administrative Agent.

10.2	$2,000,000,000 Five-Year Revolving Credit Agreement dated as of October 14, 2005, among International Lease Finance Corporation, the Banks named therein and Citicorp USA, Inc., as Administrative Agent.

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